Liquidity	9 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
Liquidity
Liquidity
We are required to comply with certain financial covenants and ratios in our credit facility. As of December 31, 2012, the Consolidated Total Leverage Ratio, one of the primary financial covenants that we are required to maintain under our credit facility, was not to exceed 4.50 times. At December 31, 2012, our total indebtedness was approximately $130.9 million, which caused our Consolidated Total Leverage Ratio to be approximately 5.70 to 1.00. As a result, on December 26, 2012, the Partnership entered into the Third Amendment. The Third Amendment provided for a waiver of the Partnership's compliance with the Consolidated Total Leverage Ratio with respect to the quarter ended December 31, 2012 and for one month thereafter. The Third Amendment also requires the Partnership to provide certain financial and operating information of the Partnership on a monthly basis for 2013 and for any month after 2013 in which the Consolidated Total Leverage Ratio of the Partnership is in excess of 4.00 to 1.00. The remaining material terms and conditions of the senior secured revolving credit facility, including pricing, maturity and covenants, remained unchanged by the Third Amendment.
On January 24, 2013, the Partnership entered into the second waiver to the credit facility that extended the waiver period with respect to the Consolidated Total Leverage Ratio to March 31, 2013 (and subsequently extended to April 16, 2013). Additional covenants during the waiver period included i) total outstanding borrowings under the credit facility shall not exceed $150.0 million; ii) restrictions on certain acquisitions; iii) an increase to the Eurodollar rate by 0.50%; iv) additional fees of 0.125% of the principal amount on each of February 28, 2013 and March 31, 2013; and v) execution of a compliance certificate.
On April 15, 2013, we repaid approximately $12.5 million in outstanding borrowings under the credit agreement and entered into the Fourth Amendment in connection with the ArcLight Transaction. As a result, we had approximately $130 million of outstanding borrowings as of April 15, 2013 and approximately $45 million of available borrowing capacity as a result of the reduction of our borrowing capacity to a total of $175 million as described below. After the Fourth Amendment and until the quarter ended June 30, 2013, we were not required to meet a Consolidated Total Leverage Ratio under our credit facility.
On September 30, 2013, we received $12.5 million from HPIP which was used to repay outstanding borrowings under the credit agreement. Please see Note 12 "Partners' Capital" for more details.
As of October 31, 2013, we had approximately $129.2 million of outstanding borrowings and approximately $33.7 million of available borrowing capacity.
The Fourth Amendment provided for the following:

•	Permits the consummation of the ArcLight Transactions and the PIK Distribution according to the terms of the Amended Partnership Agreement are permitted;

•
Commencing on October 1, 2013, the aggregate commitments of the lenders under the credit agreement will be reduced to $175 million if an equity contribution to the Partnership of $12.5 million that is used to repay borrowings under the credit facility by October 1, 2013 (which occurred on September 30, 2013);

•
The total outstanding borrowings under the credit agreement are limited to $175 million until such equity contribution and debt repayment has occurred (which occurred on September 30, 2013), at which time the maximum permitted borrowings under the credit agreement will be raised to $200 million;

•	The margins relating to our (i) Eurodollar-based loans range from 2.50% to 4.75% depending on the Consolidated Total Leverage ratio then in effect, and (ii) base rate loans range from 1.50% to 3.75%;

•	The definition of Consolidated Total Indebtedness will not include the Series A Units or certain unsecured surety bonds relating to the High Point System;

•	The definition of Consolidated EBITDA (the consolidated EBITDA for the quarters ended June 30 and September 30, 2013 will be annualized for purposes of the Consolidated Total Leverage Ratio) will:

◦	include, on a pro forma basis, the consolidated EBITDA of the High Point System as if they were owned by the Partnership beginning on January 1, 2013;

◦	exclude any insurance proceeds attributable to any event occurring prior to January 1, 2013; and

◦	exclude any one-time, non-recurring transaction expenses of the Partnership incurred in connection with the ArcLight Transactions or the Fourth Amendment.

•
During the period that commenced with the quarter ended March 31, 2013 and that ends with the quarter ended December 31, 2013, unless the Partnership has permanently canceled at least 20% of the number of subordinated units outstanding on April 15, 2013 (which occurred through the Equity Restructuring), the Partnership must reduce any quarterly cash distribution on either its subordinated units or Series A Units (at the Partnership's election) by an aggregate of $0.4 million per quarter, and such reduction may not be replaced by in-kind distributions of Partnership securities;

•	The maximum Consolidated Total Leverage Ratio permitted as of the end of any fiscal quarter cannot exceed the ratio set forth below:

Fiscal Quarter Ended	Consolidated Total Leverage Ratio
June 30, 2013	5.90:1.00
September 30, 2013	5.90:1.00
December 31, 2013	5.75:1.00
March 31, 2014	5.75:1.00
June 30, 2014	5.75:1.00
September 30, 2014	5.50:1.00
December 31, 2014	5.25:1.00
March 31, 2015 and each fiscal quarter thereafter	4.50:1.00

•
The Partnership agrees to cooperate with and pay the fees and expenses incurred by Bank of America, N.A., the administrative agent for the credit agreement, in connection with its engagement of FTI Consulting to advise and assist it in an assessment of the Partnership's financial condition; and

•
The lenders permanently waived the Partnership's failure to comply with covenants relating to the Partnership's Consolidated Total Leverage Ratio for the quarters ended December 31, 2012 and March 31, 2013.

The Partnership believes that the consummation of the ArcLight Transactions and Equity Restructuring will allow it to comply with the Consolidated Total Leverage to EBITDA ratio in the Fourth Amendment. However, while we were in compliance with financial covenants of the Fourth Amendment as of September 30, 2013, no assurances can be given that the Partnership's future results of operations will allow us to comply with financial covenants of the Fourth Amendment. If we are not able to generate sufficient cash flows from operations to comply with the financial covenants in the Fourth Amendment and we are not able enter into an agreement to refinance or obtain covenant default waivers, then the outstanding balance under our credit facility could become due and payable upon acceleration by the lenders in our banking group and other agreements with cross-default provisions, if any, could become due. In addition, failure to comply with any of the covenants under our Fourth Amendment could adversely affect our ability to fund ongoing operations and growth capital requirements as well as our ability to pay distributions to our unitholders.